dragonfly® ENERGY

Quarterly Earnings Update | Q1 2024

May 14, 2024

Nasdaq: DFLI

Legal Disclaimer

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This Presentation and the analyses contained in it have been based, in part, on certain assumptions and information obtained from Dragonfly Energy, industry studies and other sources. The use of such assumptions and information does not imply that Dragonfly Energy has independently verified, will verify or necessarily agrees with any of such assumptions or information, and Dragonfly Energy has assumed and relied upon the accuracy and completeness of such assumptions and information for purposes of this Presentation. Neither Dragonfly Energy nor any of its affiliates, or their respective officers, directors, employees, representatives, advisors or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this Presentation or any oral information provided in connection herewith, or any data it generates, or that any transaction has been or may be effected on the terms or in the manner stated or implied by this Presentation, or as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any, and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. Dragonfly Energy and its respective affiliates, officers, directors, employees, representatives, advisors and agents expressly disclaim any and all liability which may be based on this Presentation and any errors therein or omissions therefrom. This Presentation and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 (the "Act"), as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, regulatory, tax, accounting or investment advice or a recommendation. We recommend that you seek independent third party legal, regulatory, accounting and tax advice regarding the contents of this Presentation. This Presentation does not constitute and should not be considered as any form of financial opinion or recommendation by Dragonfly Energy or any of its affiliates. This Presentation is not a research report. NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward Looking Statements

This Presentation contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Presentation, including statements as to planned products and services, business strategy and plans, objectives of management for future operations of Dragonfly Energy, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "targets," "projects," "could," "would," "continue," "forecast" or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Dragonfly Energy) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Dragonfly Energy and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: improved recovery in the Company's core markets, including the RV market; the Company's ability to successfully increase market penetration into target markets; the Company's ability to penetrate the heavy-duty trucking and other new markets; the growth of the addressable markets that the Company intends to target; the Company's ability to retain members of its senior management team and other key personnel; the Company's ability to maintain relationships with key suppliers including suppliers in China; the Company's ability to maintain relationships with key customers; the Company's ability to access capital as and when needed under its $150 million ChEF Equity Facility; the Company's ability to protect its patents and other intellectual property; the Company's ability to successfully utilize its patented dry electrode battery manufacturing process and optimize solid-state cells as well as to produce commercially viable solid-state cells in a timely manner or at all, and to scale to mass production; the Company's ability to achieve the anticipated benefits of its customer arrangements with THOR Industries and THOR Industries' affiliated brands (including Keystone RV Company); the impact of the Russia-Ukraine conflict and Hamas' attack on Israel; the Company's ability to generate revenue from future product sales and its ability to achieve and maintain profitability; the Company's ability to compete with other manufacturers in the industry and its ability to engage target customers and successfully convert these customers into meaningful orders in the future; and other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Annual Report on Fork 10-K for the year ended December 31, 2023 and in the Company's subsequent filings with the SEC available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Dragonfly Energy does not give any assurance that Dragonfly Energy will achieve its expected results. Dragonfly Energy does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

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Industry & Market Data

This Presentation contains certain information obtained from third-party sources and the Company's internal sources. This information involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or any other information contained herein. Any data on past performance or modeling contained herein are not an indication as to future performance. None of Dragonfly Energy or its affiliates, officers, directors, employees, representatives or advisors has independently verified the accuracy or completeness of any such third-party information. Similarly, other third-party survey data and research reports commissioned by the Company, while believed by to be reliable, are based on limited sample sizes and have not been independently verified by the Company. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which Dragonfly Energy operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Dragonfly Energy.

Additional Information & Where to Find It

Dragonfly Energy's filings with the SEC are available to you, and you should read the documents Dragonfly Energy has filed with the SEC for more complete information about Dragonfly Energy. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Q1 2024 Highlights & Results

Q1 2024 Highlights

Medium & Heavy Duty Trucking

- Company has begun taking purchase orders for its Battle Born® All-Electric APUs and Battle Born® Liftgate Power Systems from trucking providers and fleet operators
- Battle Born® All-Electric APU was named one of Heavy Duty Trucking Magazine's "Top 20 Products of 2024"

Oil & Gas

- Certification of the Company's energy storage products for use in oil & gas operations
- Partnering with Connexa, a distributor and integrator of industrial energy products, to deliver a power product to market leading natural gas compressor packager Alegacy Equipment and their dedicated affiliate Agnes Systems

Core Market Share Growth, Recreational Vehicles

- Continued market share growth with new customers such as Forest River, as well as standardization expansion of the Battle Born Batteries® Brand of products across Airstream and nuCamp's product lines.

Research & Development

- Successful production of lithium battery cells with PFAS-free electrodes, in anticipation of tightening regulation of "forever chemicals," especially within the European markets.

Q1 2024 Financial Results Snapshot

Net Sales	Gross Profit
$12.5M	$3.1M
(33.5)% YoY	(34.7)% YoY
Operating Exp.	**Adj. EBITDA**
$(8.9)M	$(5.2)M
(38.9)% YoY	(0.0)% YoY
OEM Revenue	**DTC Revenue**
$7.3M	$5.2
(16.6)% YoY	(48.2)% YoY

dragonfly® ENERGY



"I am incredibly excited about where Dragonfly Energy stands right now as a company and our opportunities for growth over the long-term. Combining a valuable brand, a robust intellectual property portfolio, a recovering core market, and the potential for rapid expansion into significant adjacent markets we believe uniquely positions us to further transform the battery industry. Our focus remains on the cost-effective domestic manufacturing of lithium battery cells, a technology we expect will be a critical component of the global energy landscape for decades to come."

- Dr. Denis Phares
CEO, Dragonfly Energy

Medium & Heavy Duty Trucking Market Update

Customers Taking Purchase Orders and/or Undergoing Pilot Tests Today

RUSH ENTERPRISES · CRST · OAKLEY TRANSPORT INC. · PLOGER TRANSPORTATION LLC · WOOSTER MOTOR WAYS · TCT · S&S TRANSPORT

+ More



Pilot programs in progress with fleets representing over 15% of the North American Heavy Duty Trucking Market.



March 4th, 2024 Press Release
Dragonfly Energy & Velociti Partner To Deploy Lithium APUs

Products & Applications

Battle Born® All-Electric APU

Named one of Heavy-Duty Trucking Magazine's "Top 20 Products of 2024"


20
HDT
TOP
PRODUCTS
2024

Battle Born® Liftgate Power System



Recreational Vehicle Market Update

Dragonfly Energy's Battle Born Batteries® have established a significant presence in the market, particularly within the RV industry.

Dragonfly Energy's Batteries Are Factory Installed by a High Percentage of Major RV Manufacturers:

Thor Industries, Inc. | ~34% Market Share [1]

Keystone RV, Airstream, Tiffin, & more

Forest River | ~30% Market Share [1]

Coachmen, Forest River, Class A, OGV, & more

Other RV Manufacturers | ~21% Market Share [1]

Numerous OEM brands highlighted by Rev Group, nuCamp, Ember, Triple E, ATC and others

Remaining Market Share:

Winnebago Industries (~16% Market Share[3]) is the only major RV manufacturer that doesn't currently install our products at the factory. However, dealers and customers often still add them as aftermarket upgrades.

Notably, Winnebago acquired lithium battery competitor, Lithionics, in 2023.



Others
~20%
Thor Industries, Inc.
THOR
Go Everywhere. Stay Anywhere.
~34%
~16%
~30%
FOREST RIVER
Forest River

Total RV Shipments Year-Over-Year Growth Rates[2]

Mar - 22	Jun - 22	Sep - 22	Dec - 22	Mar - 23	Jun - 23	Sep - 23	Dec - 23	Mar - 24	Jun - 24	Sep - 24	Dec - 24
30.3	12.6	-3.3	-17.8	-35.9	-46.6	-44.1	-36.5	-20.6	-1.7	6.8	13.8

Annual shipments tracked as expected in Q4 2023, Phase A (Recovery). It is expected that this trend will continue through Q2 2024, followed by Phase B (accelerating growth), in Q3 2024. [2]

dragonfly® ENERGY

(1) RVDA, RV Manufacturer Market Share and Retail/Wholesale History. Based off 2022 Retail Registrations
(2) RVIA, RV Roadsigns, March 2024

Research & Development




BRUKER

General Update

Dragonfly Energy has made significant progress in optimizing auxiliary unit operations associated with cell manufacturing – specifically ageing, formation, and end-of-line testing.

With the dry electrode process at pilot scale, we are now focusing our efforts on optimizing all other unit operations associated with cell manufacturing.

Concurrently, we are qualifying IRA-compliant suppliers (active material, binders, carbon conductors, current collectors, electrolyte, separators, etc.) to support the scaling process.





R&D Data Formation & Early Life Cycle + Cycle Longevity

Formation & Early Life Cycle

Keeping chemistry constant but manipulating soaking, formation, and aging, yield different results.

By altering the time, temperature, and current density, we can improve a cell's first-cycle coulombic efficiency and its specific capacity by 5%



Coulombic Efficiency (%) For Early Cycles
Dragonfly Energy Formation
Standard Formation
Coulombic Efficiency (%)
110
100
90
80
70
60
50
1
2
3
4
5
Cycle



Discharge Specific Capacity (mAh/g) For Early Cycles
Dragonfly Energy Formation
Standard Formation
Discharge Specific Capacity (mAh/g)
160
140
120
100
80
1
2
3
4
5
Cycle

Cycle Longevity

Cycle performance is significantly improved by changing, soaking, forming, and aging protocols.

Capacity retention is improved by over 10% when time, temperature, and current density are tuned to enhance the cell's chemistry.



Cycle vs. Discharge Specific Capacity Retention (%)
Discharge Specific Capacity Retention (%)
100
95
90
85
80
75
70
Dragonfly Energy Formation
Standard Formation
0
60
120
180
240
300
360
420
480
Cycle



Cycle vs. Discharge Specific Capacity (mAh/g)
Discharge Specific Capacity (mAh/g)
140
130
120
110
100
Dragonfly Energy Formation
Standard Formation
0
60
120
180
240
300
360
420
480
Cycle

R&D Data | PFAS-Free Quality Control: High Capacity (~25mg/cm²)

Dragonfly Energy's dry electrode process reduces the electrical resistivity of electrode tapes.

This remains consistent even when comparing high-capacity electrodes (~4.5mAh/cm²) to standard capacity (~2.5mAh/cm²) industry slurry casted electrodes.

The reduction in electrical resistivity can be attributed to :

- Improved interfaces
- Uniform distribution of conductive carbons


Anode
Interfacial Resistance (Ωcm²)
0.05
0
Composite Volume Resistivity (Ωcm)
0.1
0
Surface Resistance (Ωcm²)
0.0005
0
Dragonfly Energy High Capacity
Industry Standard Capacity


Cathode
Interfacial Resistance (Ωcm²)
1
0
Composite Volume Resistivity (Ωcm)
50
0
Surface Resistance (Ωcm²)
0.5
0
Dragonfly Energy High Capacity - PFAS-Free
Industry Standard Capacity

dragonfly® ENERGY

Source: Dragonfly Energy

R&D Data | PFAS-Free Quality Control: High Capacity (~25mg/cm²)



Cathode Max. Tensile Force (N)
Max. Tensile Force (N)
140
120
100
80
60
40
20
0
Dragonfly Energy High Capacity - PFAS-Free
Industry Standard Capacity



Anode Max. Tensile Force (N)
Max. Tensile Force (N)
20
18
16
14
12
10
8
6
4
2
0
Dragonfly Energy High Capacity
Industry Standard Capacity

- Adhesion tests demonstrate the general construction quality of electrode
- Dragonfly Energy's dry electrode process improves active material adhesion to the current collectors by encouraging a more uniform distribution of polymer throughout the electrode
- High-capacity electrodes (~4.5mAh/cm^2) meet or exceed adhesion of standard capacity (~2.5mAh/cm^2) industry slurry casted electrodes

R&D Data | PFAS-Free Quality Control: High Capacity (~25mg/cm²)



Cathode Porosity
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Dragonfly Energy High Capacity - PFAS-Free
Industry Standard Capacity



Anode Porosity
30%
25%
20%
15%
10%
5%
0%
Dragonfly Energy High Capacity
Industry Standard Capacity

- Dragonfly Energy's dry electrode process is capable of yielding quality electrode tapes that meet industry porosity standards of 20% - 40% porosity
- It is easily achievable to manufacture electrodes that are more or less dense during the manufacturing process

Source: Dragonfly Energy

R&D Data | PFAS-Free Electrochemical Testing: Half Cells

Dragonfly Energy High Capacity vs Industry Standard Capacity


Coulombic Efficiency (%) For Early Cycles
Dragonfly Energy High Capacity - PFAS-Free
Industry Standard Capacity
Coulombic Efficiency (%)
100
90
80
70
60
1
2
3
4
5
Cycle


Cycle vs. Coulombic Efficiency (%)
Coulombic Efficiency (%)
100.0
99.5
99.0
98.5
98.0
97.5
97.0
96.5
Dragonfly Energy High Capacity - PFAS-Free
Industry Standard Capacity
2
4
6
8
10
12
14
16
18
Cycle


Cycle vs. Discharge Specific Capacity Retention (%)
Discharge Specific Capacity Retention (%)
100.0
99.5
99.0
98.5
98.0
97.5
Dragonfly Energy High Capacity - PFAS-Free
Industry Standard Capacity
2
4
6
8
10
12
14
16
18
Cycle

>90% FCE | **>99.9% CE** | **>19** Cycles above 99% capacity retention

- All cells tested are single layer coin cells
- Cells tested have approximate areal loadings of 4.8 mAh/cm^2
- All tests performed at 25˚C
- Industry uses nano-sized LFP - Dragonfly Energy high-capacity cells use a LFP that is designed for high energy storage applications
- All cells were cycled at a 0.1C lithiation and 0.1 delithiation
- Formation protocol and cell chemistry was designed for stationary storage applications

R&D Data | PFAS-Free Electrochemical Testing: Half Cells

Dragonfly Energy High Capacity vs Dragonfly Energy Standard Capacity



Coulombic Efficiency (%) For Early Cycles
Dragonfly Energy High Capacity - PFAS-Free
Dragonfly Energy Standard Capacity - PFAS-Free
Coulombic Efficiency (%)
110
100
90
80
70
60
50
40
1
2
3
4
5
Cycle



Cycle vs. Coulombic Efficiency (%)
Coulombic Efficiency (%)
100
99
98
97
96
95
Dragonfly Energy High Capacity - PFAS-Free
Dragonfly Energy Standard Capacity - PFAS-Free
0
3
6
9
12
15
18
21
24
27
Cycle



Cycle vs. Discharge Specific Capacity Retention (%)
Discharge Specific Capacity Retention (%)
100.00
99.75
99.50
99.25
99.00
98.75
98.50
98.25
Dragonfly Energy High Capacity - PFAS-Free
Dragonfly Energy Standard Capacity - PFAS-Free
0
3
6
9
12
15
18
21
24
27
Cycle

>90% FCE | **>99.9% CE** | **>25** Cycles above 99% capacity retention

- All cells tested are single layer coin cells
- Cells tested have approximate areal loadings of 4.8 mAh/cm^2
- All tests performed at 25˚C
- Industry uses nano-sized LFP - Dragonfly Energy high-capacity cells use a LFP that is designed for high energy storage applications
- All cells were cycled at a 0.1C lithiation and 0.1 delithiation
- Formation protocol and cell chemistry was designed for stationary storage applications

dragonfly®
ENERGY

Quarterly Earnings Update | Q1 2024

May 14, 2024

Investor Relations

Caldwell Bailey, ICR Inc.
dragonflyIR@icrinc.com
775-221-8892

Nasdaq: DFLI



dragonfly®
ENERGY